EXECUTION COPY

                                 AMENDMENT NO. 1

                          dated as of October 1, 1997,

                                  by and among

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                       FINANCIAL SECURITY ASSURANCE INC.,

                         HARRIS TRUST AND SAVINGS BANK,

                              as Collateral Agent,

                                       and

                       NATIONAL AUTO FINANCE COMPANY, INC.

                                       to

                         MASTER SPREAD ACCOUNT AGREEMENT

                         dated as of November 21, 1995,

                                       and

                         MASTER SPREAD ACCOUNT AGREEMENT

                         dated as of November 13, 1996,

                               in each case among

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                        FINANCIAL SECURITY ASSURANCE INC.

                                       and

                         HARRIS TRUST AND SAVINGS BANK,

                       as Trustee and as Collateral Agent


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             AMENDMENT NO. 1 TO MASTER SPREAD ACCOUNT AGREEMENTS

      THIS AMENDMENT, dated as of October 1, 1997 (this "Amendment"), by and among NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as Collateral Agent ( "Harris Trust and Savings Bank" and, in such capacity, the "Collateral Agent"), and NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFI"; formerly National Auto Finance Company L.P., a Delaware limited partnership), to MASTER SPREAD ACCOUNT AGREEMENT, dated as of November 21, 1995 (the "Series 1995-1 Spread Account Agreement"), among the Transferor, Financial Security and Harris Trust and Savings Bank, as the Trustee (in such additional capacity, the "Trustee") and as Collateral Agent, and to MASTER SPREAD ACCOUNT AGREEMENT, dated as of November 13, 1996 (the "Series 1996-1 Spread Account Agreement"; the Series 1995-1 Spread Account Agreement and the Series 1996-1 Spread Account Agreement each a "Spread Account Agreement", and, collectively, the "Spread Account Agreements"), among the Transferor, Financial Security, the Trustee and the Collateral Agent.

                                   RECITALS

      WHEREAS, Financial Security, the Transferor, the Trustee and the Collateral Agent have entered into each of the Spread Account Agreements, and Financial Security, the Transferor, the Collateral Agent and NAFI (Financial Security, the Transferor, the Collateral Agent and NAFI each a "Party" hereto and, collectively, the "Parties" hereto) desire to hereby amend the Spread Account Agreements in certain respects as provided below.

      WHEREAS, pursuant to Section 8.03 of each of the Spread Account Agreements, each of the Spread Account Agreements may be amended or otherwise modified from time to time by the Transferor, Financial Security, the Collateral Agent and, with respect to the Series 1995-1 Spread Account Agreement, NAFI.

                                  AGREEMENTS

      NOW, THEREFORE, in consideration of the recitals hereto, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

      SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 1995-1 Spread Account Agreement or the 1996-1

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Spread Account Agreement, as applicable, and in each case the related Pooling and Servicing Agreement.

                                   ARTICLE II

                                   AMENDMENT

      SECTION 2.1. Amendments to Section 1.01 of the Spread Account Agreements.
(a) The following definitions set forth in Section 1.01 the Series 1995-1 Spread Account Agreement are hereby amended by deleting the definitions set forth therein in their entirety and substituting the following therefor:

                  "Deemed Cured" means, as of a Reporting Date, with respect to a Trigger Event that has occurred with respect to a Series, that no Trigger Event with respect to such Series shall have occurred as of such Reporting Date or as of any of the two consecutively preceding Reporting Dates."

                  "Requisite Amount" means, with respect to the Series 1995-1
            Certificates, as of any Reporting Date after giving effect to any distributions of the Certificate Distributable Amount to be made on the related Distribution Date, (i) if no Trigger Event shall have occurred as of such Reporting Date and all previous Trigger Events have been Deemed Cured and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, the lesser of (A) (I) with respect to any Reporting Date occurring prior to the September 1997 Distribution Date, 2% of the Series 1995-1 Initial Balance,
            (II) with respect to any Reporting Date occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date, 7% of the Series 1995-1 Balance, and (III) with respect to any Reporting Date occurring subsequent to the June 1998 Distribution Date, 2% of the Series 1995-1 Initial Balance and (B) the greater of (I) the Certificate Balance as of such Reporting Date, and (II) $100,000, (ii) if a Trigger Event shall have occurred as of such Reporting Date (and until such Trigger Event is Deemed Cured) and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, (A) with respect to any Reporting Date occurring prior to the September 1997 Distribution Date, 7% of the Series 1995-1 Balance, (B) with respect to any Reporting Date occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date, 11% of the Series 1995-1 Balance, and (C) with respect to any Reporting Date occurring subsequent to the June 1998 Distribution Date, 7% of the Series 1995-1 Balance; or (iii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount.

                  "Trigger Event" means, with respect to the Series 1995-1
            Certificates, that as of any Reporting Date with respect to the Series 1995-1 Certificates that any one of the following events shall have occurred and shall not have been Deemed


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
            Cured: (a) the Average Delinquency Ratio as of such Reporting Date
            (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 8.25%, (ii) relating to October 1997 Distribution Date is equal to or greater than 11.0%, (iii) relating to November 1997 Distribution Date is equal to or greater than 10.5%, (iv) occurring subsequent to the November 1997 Distribution Date but prior to the March 1998 Distribution Date is equal to or greater than 10.0%, (v) occurring subsequent to the March 1998 Distribution Date but prior to the June 1998 Distribution Date is equal to or greater than 9.5%, and (vi) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 8.25%; or (b) the Average Default Rate as of any Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 18.0%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 20.0% and (iii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 14.0%; and (c) the Average Net Loss Rate as of any Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 8.0%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 10.5% and (iii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 8.0%.

      (c) The following definitions set forth in Section 1.01 the Series 1996-1 Spread Account Agreement are hereby amended by deleting the definitions set forth therein in their entirety and substituting the following therefor:

                  "Requisite Amount" means, with respect to the Series 1996-1
            Certificates, as of any Reporting Date after giving effect to any distributions of the Certificate Distributable Amount to be made on the related Distribution Date, (i) if no Trigger Event shall have occurred as of such Reporting Date and all previous Trigger Events have been Deemed Cured and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, the lesser of (A) (I) with respect to any Reporting Date occurring prior to the September 1997 Distribution Date, $1,364,791.20, (II) with respect to any Reporting Date occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date, 7% of the Series 1996-1 Balance, and (III) with respect to any Reporting Date occurring subsequent to the June 1998 Distribution Date, $1,364,791.20, and (B) the greater of (I) the Certificate Balance as of such Reporting Date, and (II) $100,000, (ii) if a Trigger Event shall have occurred as of such Reporting Date (and until such Trigger Event is Deemed Cured) and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, (A) with respect to any Reporting Date occurring prior to the September 1997 Distribution Date, 7% of the Series 1996-1 Balance, (B) with respect to any Reporting Date occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date, 11% of the Series 1996-1 Balance, and (C) with respect to any Reporting Date occurring subsequent to the June 1998


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
            Distribution Date, 7% of the Series 1996-1 Balance; or (c) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount.

                  "Trigger Event" means, with respect to the Series 1996-1
            Certificates, as of any Reporting Date with respect to the Series 1996-1 Certificates that any one of the following events shall have occurred and shall not have been Deemed Cured: (a) the Average Delinquency Ratio as of such Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 8.25%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 9.75% and (iii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 8.25%; or (b) the Average Default Rate as of such Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 18.0%, (ii) relating to the October 1997 Distribution Date is equal to or greater than 21.0%, (iii) occurring subsequent to the October 1997 Distribution Date but prior to the June 1998 Distribution Date is equal to or greater than 20.0%, (iv) occurring subsequent to the June 1998 Distribution Date but prior to the October 1998 Distribution Date is equal to or greater than 18.0% and (v) occurring subsequent to the October 1998 Distribution Date is equal to or greater than 14.0%; or (c) the Average Net Loss Rate as of such Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 8.0%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 10.0%, (iii) occurring subsequent to the June 1998 Distribution Date and prior to the October 1998 Distribution Date is equal to or greater than 8.0%, and (iv) occurring subsequent to the October 1998 Distribution Date is equal to or greater than 6.0%."

                                 ARTICLE III

                          CONDITION TO EFFECTIVENESS

      SECTION 3.1 Execution and Delivery. The amendments to the Spread Account Agreements as set forth in Article 2 hereof shall become effective upon receipt by Financial Security of counterparts hereof executed and delivered on behalf of each of the Parties hereto. The Parties hereto by their respective execution and delivery of this Amendment hereby acknowledge that Financial Security is the Controlling Party with respect to the Series 1995-1 Certificates and the Series 1996-1 Certificates.




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
                                 ARTICLE IV

                                MISCELLANEOUS

      SECTION 4.1 Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Spread Account Agreements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Spread Account Agreements, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Spread Account Agreements specifically referred to herein and any references in any of the Spread Account Agreements to the provisions of such Spread Account Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

      Section 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      Section 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

      Section 4.4. Waiver of Notice. Each of the Parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

      Section 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Spread Account Agreements and shall not affect the construction or interpretation of this Amendment or the Spread Account Agreements or any provisions hereof or thereof.

      Section 4.6. Direction by NAFI to Trustee. NAFI, by its execution of this Amendment, hereby directs Chase Manhattan Bank Delaware, as Owner Trustee of National Financial Auto Funding Trust, to consent to this Amendment and to execute and deliver this Amendment.


                    [Remainder of Page Intentionally Blank]



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      IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.


                        NATIONAL FINANCIAL AUTO FUNDING TRUST

                        By CHASE MANHATTAN BANK DELAWARE,
                           not in its individual capacity, but solely as Owner Trustee

                        By: ______________________________________
                             Name:
                             Title:


                        FINANCIAL SECURITY ASSURANCE INC.


                        By: ______________________________________
                             Name:
                             Title:


                        HARRIS TRUST AND SAVINGS BANK,
                        not in its individual capacity, but solely as Collateral Agent


                        By: ______________________________________
                             Name:
                             Title:


                        NATIONAL AUTO FINANCE COMPANY, INC.

                        By: ______________________________________
                             Name:
                             Title:




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